Exhibit 99.1

CONSENT OF ROBERT A. STANGER & CO., INC.

Corporate Property Associates 18 - Global Incorporated:

We hereby consent to the references to our firm and description of our role in the estimate of the fair market value of the Corporate Property Associates 18 - Global Incorporated’s (the “Company”) mortgage debt encumbering its real estate portfolio as of March 31, 2016, included in this Current Report on Form 8-K, as amended (the “Current Report”), and incorporated by reference into the Company’s Registration Statement on Form S-3D (File No. 333-203849) and the related prospectus included therein.

ROBERT A. STANGER & CO., INC.

By:	/s/ Robert A. Stanger & Co., Inc.

Robert A. Stanger & Co., Inc.